LVIP BlackRock Real Estate Fund
Supplement Dated August 1, 2023 to the Summary Prospectus Dated May 1, 2023

This Supplement updates certain information in the Summary Prospectus for the LVIP BlackRock Real Estate Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the following disclosure is deleted within the Principal Investment Strategy on page 2 under the Summary section:

Under normal market conditions, the Fund invests at least 40% of its net assets (or, if conditions are not favorable, at least 30% of its net assets) in non-U.S. issuers.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUS

AND OTHER IMPORTANT RECORDS